SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                             FORM 8-K



                     Commission File No.: 0-9503

                           Current Report


                           December 25, 1997
       (Date of Report - Date of Earliest Event Reported)



                     DIGITAL PRODUCTS CORPORATION

     Florida                                        59-1141879
(State or other jurisdiction of                   (IRS Employer
Incorporation or organization)                 Identification No)

                         3001 SW 10th Street
                    Pompano Beach, Florida 33069
               (Address of Principal Executive Offices)


                           (800) 670-7790
                  (Registrant's Telephone Number)



          (Former Name, Former Address and Former Fiscal Year,
                     if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of October was filed with the Bankruptcy Court on December 25, 1997.

                    UNITED STATES BANKRUPTCY COURT
                      SOUTHERN DISTRICT OF FLORIDA
                             MIAMI DIVISION


IN RE:                                  CASE NUMBER

                                        97-21987BKC-RBR

                                        JUDGE RAYMOND B. RAY

DEBTOR.                                 CHAPTER 11


        DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                        FOR THE PERIOD

               FROM   11/1/97    TO    11/30/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                       Robert Furr
                                       Attorney for Debtor


     Debtor's Address                  Attorney's Address
     And Phone Number:                 and Phone Number:

     3001 SW 10th Street               1499 W Palmetto Road

     Pompano Beach, FL 33069           Boca Raton, FL 33486

     (800) 670-7790                    (561) 395-0500

                   Monthly Financial Report for Business

For the Period Beginning:     11/1/97     and Ending:     11/30/97

Name of Debtor:     Digital Products Corporation
Case Number         97-21987 BKC RBR
Date of Petition:   4/3/97

                                                 Current          Cumulative
                                                  Month       Petition to Date
1. Cash at Beginning of Period               $  38,426.73       $   60,846.09
2. Receipts:
   A. Cash Sales                                   -                   -
      Less: Cash Refunds                           -                   -
      Net Cash Sales                               -                   -
   B. Collections on Post Petition A/R         295,256.95        1,104,713.90
   C. Collections on Pre Petition A/R           21,145.07          382,998.55
   D. Other Receipts                               236.00           50,086.29
3. TOTAL RECEIPTS                              316,638.02        1,537,798.74
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)                355,064.75        1,598,644.83

5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees                3,750.00            7,500.00
   B. Net Payroll                               64,950.09          374,877.47
   C. Payroll Taxes Paid                        31,542.89          166,182.50
   D. Sales and Use Taxes                          -                   -
   E. Other Taxes                                  606.23            1,259.46
   F. Rent                                       6,000.00           40,084.71
   G. Other Leases                              10,650.73           36,420.65
   H. Telephone                                 34,307.20          172,246.29
   I. Utilities                                    -                   -
   J. Travel & Entertainment                    12,912.70           68,285.27
   K. Vehicle Expenses                             -                   -
   L. Office Supplies                            2,064.58           10,283.88
   M. Advertising                                3,625.00           13,850.57
   N. Insurance (Attachment 7)                   7,094.73           78,519.90
   O. Purchases of Fixed Assets                  1,515.00           47,853.24
   P. Purchases of Inventory                    38,403.69          131,126.23
   Q. Manufacturing Supplies                       -                   -
   R. Repairs and Maintenance                      317.33            1,242.65
   S. Payments to Secured Creditors                -                   -
   T. Other Operating Expenses                  74,745.37          386,332.80
     (Attach List)
6. TOTAL CASH DISBURSEMENTS                    292,485.54        1,536,065.62
7. ENDING CASH BALANCE
     (LINE 4 - LINE 6)                       $  62,579.21       $   62,579.21

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20 day of December 1997.

                   Monthly Financial Report for Business

Period Beginning:      11/1/97     and Ending:     11/31/97

Name of Debtor:    Digital Products Corporation
Case Number:       97-21987-BKC-RBR
Date of Petition:  4/3/97

               OTHER RECEIPTS
                                                   Current     Cumulative
                                                    Month       to Date
IL Unemployment Refund                                -              701.08
Employees                    Shipping                 -               22.25
AT&T Refund                                           -              172.98
Various                      Misc Income              -            1,197.38
Genesee County               Payment in Error         -            1,622.00
COD                          Supplies/Other          236.00        2,217.37
EMS                          Cash Advance             -           24,900.00
APT                          Refund deposit           -           10,000.00
Various                      Tax refunds              -              257.51
State of Utah                Receipt in error         -            4,750.20
                             Void Checks              -              245.52
Nasdaq                       Refund                   -            4,000.00
                                                  $ 236.00       $50,086.29

                  Monthly Financial Report for Business

Period Beginning:      11/1/97     and Ending:     11/30/97

Name of Debtor:    Digital Products Corporation
Case Number:       97-21987-BKC-RBR
Date of Petition:  4/3/97


          OTHER OPERATING EXPENSES
                                                                  Current         Cumulative
                                                                   Month           to Date

Tax Account      Bank Charge            Service Charges              16.96           148.28
Barnett Bank     Bank Charge            Wire Transfer Fees          -                 75.00
Operating Acc    Bank Charge            Service Charges              65.33           454.04
Payroll Account  Bank Charges           Service Charges              20.49           131.52
                 Kinko's                Copies for Tracking          -               654.67
                 Postage                Next Day Mailing             -                56.75
                 Subcontractors         Installers                2,975.45        20,409.51
                 Corporate License Fees                              -               330.00
                 Computer Programmer                              5,875.00        29,325.48
                 Subcontractors         Labor                    18,394.39        59,447.14
                 Freight                                          9,999.10        47,334.30
                 Transfer Agent/Other                             3,429.44        25,182.25
                 Patent Renewals                                  1,650.00        12,025.00
                 Refund (ck Rec in Error)                           -              6,362.20
                 Advance Payment        Repayment                   -             24,900.00
                 Various                Medical Claims              -              1,835.88
                 Subcontractors         Computer Supplies           -                498.18
                 S. Kapila              Interim CFO                 -             10,469.05
                 L. Martin              Commission                  -              1,000.00
                 T. Snellings           Commission                  -              2,500.00
                 Various                Network Support             -              5,634.33
                 Various                Move Expense                -              7,006.60
                 SGSG                   Advance                     -             17,820.67
                 Competatech/Others     Training                    206.25         1,156.45
                 Employees              Mileage                     -                168.44
                 Employees              125s Reimbursement          -              2,588.00
                 Corporate Systems      CCSN Deposit             31,612.96        61,612.96
                 Mike Luther            Expense Advance             -              6,206.10
                 USCF                   Fees                        500.00           500.00
                 Various                Deposits                    -             40,500.00
                                        Total                  $ 74,745.37      $386,332.80



                             ATTACHMENT 1

        MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:  Digital Products Corporation
Case Number:     97-21987 BKC RBR

Reporting Period Beginning:     11/1/97     and Ending: 11/30/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

     Beginning of Month Balance               $     574,750.53
     Plus: Current Month New Billings               309,972.40
     Less: Collections during the Month             316,402.02
     End of Month Balance                     $     568,320.91


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days         31-60 days       61-90 days     Over 90        Total
                                                  Days
$240,995.86       151,936.97       97,224.78      78,163.30      $568,320.91

                            ATTACHMENT 2

      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:     Digital Products Corporation
Case #97-21987 BKC-RBR

Reporting Period Beginning     11/1/97     and Ending     11/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date            Days
Incurred        Outstanding      Vendor                     Description             Amount
24-Apr-97                        Millward & Co.             Audit                      150.00 dispute
26-Oct-97        5               Victor Flores              Programming              1,937.50
31-Oct-97        1               United Parcel Service      Freight                  4,537.01
25-Oct-97        6               Liberty Court Travel       Airfare                    383.00
29-Oct-97        2               Industrial Assembly        Straps                   2,382.00
31-Oct-97        1               Pagenet                    Pagers                     233.29
31-Oct-97        1               American Design            Subcontract              4,691.05
31-Oct-97        1               F Garner & A Laporte       Installer
                                                            (subcontractor)            987.48
30-Oct-97        2               Charles Nora               Subcontract &
                                                            Expense                  1,040.95
25-Oct-97        6               Corporate Systems Group    Network Support          2,250.00
31-Oct-97        1               Various employees          Expense reimburse        2,800.65
25-Oct-97        6               US West                    Telephone                1,110.37
20-Oct-97        11              Rhino Technologies         Subcontract              1,407.00
31-Oct-97        1               Carnotel                   Phone service            1,873.74
                                                                                   $25,784.04

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)         $ 22,318.21
     Plus: New Indebtedness Incurred This Month          25,634.04
     Less: Amount Paid on Prior Accounts Payable         22,168.21
     End of Month Balance                              $ 25,784.04

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)



                                        Number            Total
                                        of Post           Amount of
Secured         Date                    Petition          Post Petition
Creditor/       Payment     Payment     Payments          Payments
Lessor          Due         Amount      Delinquent        Delinquent

None

                             ATTACHMENT 3

Name of Debtor: Digital Products Corporation
Case # 97-21987 BKC-RBR

Report Period Beginning     11/1/97     and Ending     11/30/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month     $    5,515.83
     Inventory Purchased during Month                38,403.69
     Inventory Used or Sold                          31,356.68
     Inventory on Hand at End of Month           $   12,562.84

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.






FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:         $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month     $842,927.91
     Less:     Depreciation Expense                 34,963.00
     Plus:     New Purchases                         1,515.00
     Ending Monthly Balance                       $809,479.91

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

     Computer                  $1,515.00

                             ATTACHMENT 4

               MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation
Case #97 21987 BKC-RBR

Report Period Beginning:       11/1/97      Ending:     11/30/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance                $  37,567.66
     Total of Deposits Made             316,638.02
     Total Amount of Checks/Wires       197,889.78
     Service Charges                         65.33
     Transfers to Other Accounts         94,221.76
     Closing Balance                  $  62,028.81


Number of First Check Written This Period          1470
Number of Last Check Written This Period           1561

Total Number of Checks Written This Period           88
Total Number of Wire Transfers                        1
Voided Checks This Period                             3
                                         Total       92



BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                   $     360.30
     Total of Deposits Made                 62,959.95 Transfers in
     Total Amount of Checks Written         62,653.26
     Service Charges Payroll Depot             296.83
     Service Charges                            20.49
     Transfers to Other Accounts                 0.00
     Closing Balance                     $     349.67


Number of First Check Written This Period          459
Number of Last Check Written This Period           515

Total Number of Checks Written This Period          58
Plus Manual Checks                                   0
                                         Total      58

Plus     Direct Deposits                            60 Items
                                         Total     118 Items

                            ATTACHMENT 4

MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation
Case #     97 21987 BKC-RBR

Report Period Beginning:          11/1/97     Ending:          11/30/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                  $     498.77
     Total of Deposits Made                31,261.81 Transfers in
     Total Amount of Checks Written        31,542.89 Transfers out
     Service Charges                           16.96
     Transfers to Other Accounts                0.00
     Closing Balance                    $     200.73

                            ATTACHMENT 5
                           CHECK REGISTER

DEBTOR: Digital Products Corporation     Case # 97-21987 BKC-RBR
Report Period Beginning:       11/1/97  And Ending:     11/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account

Date        Check #      Payee                   Purpose                  Amount
11/6/97     1536         LEP Profit              Freight                  $     946.00
11/2/97     1562         Bryan Brown             Travel Expenses              1,100.61
11/3/97     1563         Ken Virgillito          Travel Expenses              1,490.90
11/3/97     1564         Don Rokusek             Travel Expenses                109.94
11/3/97     1565         Judy Sundberg           Mileage                         59.21
11/3/97     1566         AFCO Insurance          Insurance                    5,911.29
11/3/97     1567         United Parcel Service   Freight                      1,687.96
11/3/97     1568         Penny Woods             Mileage                         39.99
11/3/97     1569         Competatech             Training                       112.50
11/3/97     1570         Midwest Business Equip. Supplies                       291.78
11/6/97     1571         Victor Flores           Programming                  1,937.50
11/7/97     1572         Carnotel                Phone Systems                1,692.31
11/7/97     1573         Corporate Systems Group Fixed Assets                 4,716.83
11/3/97     1574         American Design Co, Inc.Contract Labor               2,106.40
11/3/97     1575         Charles P Nora          Consulting &
                                                 Expenses                     1,040.95
11/4/97     1576         Telnet Data Group       Inventory                    3,688.46
11/4/97     wire         Bank of Kaukauna        Lease penalty               15,044.63
11/6/97     1577         Self Storage, Inc.      Storage                      1,142.00
11/6/97     1578         United Parcel Service   Freight                      1,200.93
11/6/97     1579         Industrial Assembly     Inventory                    2,382.00
11/6/97     1580         Eagle USA               Freight                        260.00
11/6/97     1581         Midwest Employee Ben.   Health & Dental Ins.         2,556.42
11/6/97     1582         US West                 Telephone                    1,110.37
11/6/97     1583         KBS, Inc.               Rent                         5,000.00
11/6/97     1584         Frank Garner            Installer                      640.00
11/6/97     1585         Albani Laporte III      Installer                      347.48
11/6/97     1586         Industrial Assembly     Strap Kits                   2,382.00
11/6/97     1587         Reliance Standard       Insurance                       76.92
11/6/97     1588         American Design Co      Contract Labor               2,584.65
11/6/97     1589         Carnotel, Inc.          Telephone                      181.43
11/6/97     1590         Telogy                  Equipment Repair               131.44
11/6/97     1591         PageNet                 Pagers                         233.29
11/6/97     1592         AT&T                    Telephone                        5.64
11/7/97     1593         US Postmaster           Postage                         96.00
11/7/97     1594         United Parcel Service   Freight                      1,345.12
11/7/97     1595         Rhino Technologies      Repair Technicians           1,407.00
11/7/97     1596         Florida Dept. of Rev.   Intangible Tax               8,798.39
11/10/97    1597         Liberty Court Travel    Airfare                      1,023.00
11/10/97    1598         Memcon                  Office rent                  1,000.00
11/12/97    1599         Dale Conrad             Expenses                     2,721.95
11/12/97    1600         Advanced Promo Tech     Rent                         7,409.13
11/13/97    1601         Richard Angulo          Expenses                     3,016.92
11/13/97    1602         Lawrence Martin         Expenses                       269.25


                            ATTACHMENT 5
                           CHECK REGISTER
DEBTOR: Digital Products Corporation     Case # 97-21987 BKC-RBR
Report Period Beginning:       11/1/97  And Ending:     11/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date         Check #      Payee                   Purpose                     Amount

11/14/97     1603         Jeff Serbin             Repair supplies             $     297.09
11/17/97     1604         Rhino Technologies      Repair Technicians                560.00
11/17/97     1605         LCI International       Telephones                     12,759.98
11/17/97     1606         Charles Nora            Consulting & Expenses             794.73
11/17/97     1607         Renata Batteries        Batteries                       2,992.96
11/17/97     1608         Annie Angulo            Mileage                           164.61
11/17/97     1609         US Postmaster           Box Rent                           29.00
11/17/97     1610         Virginia Riscorp        Workcomp insurance                 22.16
11/17/97     1611         United Parcel Serv.     Freight                         3,615.07
11/17/97     1612         American Design Co      Contract Labor                  2,723.65
11/12/97     1613         Nextel                  Telephones                        225.00
11/17/97     1614         Victor Flores           Programming                     1,012.50
11/16/97     1615
11/17/97     1616         Ken Virgillito          Travel Expenses                   551.93
11/17/97     1617         Bryan Brown             Travel Expenses                   589.32
11/17/97     1618         Access 2000, Inc        Repairs                           227.50
11/17/97     1619         Data Duplicating        Shipping                           41.25
                          Corp.
11/19/97     1620         Victor Flores           Programming                     1,612.50
11/19/97     1621         Midwest Financial       Airfare                           249.78
                          Service
11/20/97     1622         Telnet Data Group       Inventory                         320.88
11/20/97     1623         Liberty Court Travel    Airfare                           641.00
11/21/97     1624         Corporate Systems       Argentina CCSN                  1,150.00
                          Group
11/21/97     1625         American Stock          Transfer Fees                   1,600.00
11/21/97     1626         AT&T                    Telephone                         321.36
11/21/97     1627         Electronic Filings Inc. SEC Filing                        171.00
11/21/97     1628         AT&T                    Telephone                       3,053.88
11/21/97     1629         Albani Laporte          Installer                         588.79
11/21/97     1630         Frank Garner            Installer                         470.00
             1631                                 void                                                      -
11/21/97     1632         Electronic Monitoring   Commission                      2,843.25
11/21/97     1633         Liberty Court Travel    Airfare                           834.50
11/21/97     wire         KBS, Inc.               Inventory                      10,000.00
11/24/97     1634         American Design         Contract Labor                  2,914.13
11/24/97     1635         Competatech, Inc.       Training                          225.00
11/24/97     1636         United Parcel Service   Freight                         2,360.17
11/24/97     1637         Dadan Packaging         Inventory                          85.00
11/24/97     1638         Industrial Assembly     Strap Kits                     16,662.00
11/24/97     1639         TCG                     Telephone                       2,303.34
11/25/97     1640         Subway                  Lunch Meeting                      23.99
11/25/97     1641         Gard Distributing       Inventory                         326.87
11/25/97     1642         Liberty Court Travel    Airfare                         7,386.50
11/25/97     wire         Travis Snellings        Commission Advance              4,000.00
             1643
             1644
             1645

                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Products Corporation     Case # 97-21987 BKC-RBR
Report Period Beginning:     11/1/97     And Ending:     11/30/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:         1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date         Check #      Payee                   Purpose                  Amount

11/26/97     1646         Don Rokusek             Travel Expenses          $       59.61
11/26/97     1647         Ken Virgillito          Expenses                        300.12
11/29/97     1648         United Parcel Service   Freight                         397.09
11/29/97     1649         Competatech             Training                        337.50
11/29/97     1650         American Design Co.     Contract labor                2,677.36
11/29/97     1651         Victor Flores           Programming                   1,312.50
11/29/97     1652         Judy Sundberg           Expenses                        422.10

                                                                           $  197,889.78

                             ATTACHMENT 5
                            CHECK REGISTER

DEBTOR: Digital Product Corporation             Case #: 97-21987 BKC-RBR

Report Period Beginning:     10/1/97     and Ending:     10/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:               1811005541
PURPOSE OF ACCOUNT:     Payroll Account

Date        Check #                   Payee         Purpose          Amount
10/3/97     459-468+12 direct dep     Employees     Payroll          $ 12,483.76
10/10/97    469-479+12 direct dep     Employees     Payroll            12,315.96
10/17/97    480-490+12 direct dep     Employees     Payroll            12,268.75
10/24/97    491-502+12 direct dep     Employees     Payroll            12,753.08
10/31/97    503-515+12 direct dep     Employees     Payroll            12,831.71

            Sub Total Payroll Depot                                    62,653.26

October     Payroll Depot Serv. Chg.                                      296.83

                                                Grand Total          $ 62,950.09

                          ATTACHMENT 5
                         CHECK REGISTER

DEBTOR: Digital Products Corporation              Case #97-21987 BKC - RBR

Report Period Beginning:       10/1/97     and Ending:     10/31/97

NAME OF BANK:        Comerica Bank & Trust
ACCOUNT NAME:        Digital Products Corporation
ACCOUNT #:               1811006558
PURPOSE OF ACCOUNT:     Tax Account

Date        Check #          Payee               Purpose           Amount
10/2/97     transfer         Payroll Depot       payroll taxes      $ 6,756.45
10/9/97     transfer         Payroll Depot       payroll taxes        5,420.84
10/17/97    transfer         Payroll Depot       payroll taxes        5,335.55
10/23/97    transfer         Payroll Depot       payroll taxes        5,586.25
10/30/97    transfer         Payroll Depot       payroll taxes        8,162.72

                                                                    $31,261.81

                           ATTACHMENT 6a
                         Monthly Tax Report

DEBTOR: Digital Products Corporation                Case #97-21987 BKC - RBR
Reporting Period Beginning:     10/1/97     and Ending:     10/31/97
TAXES PAID and ACCRUED DURING MONTH

Date        Bank              Description            Amount
10/3/97     Comerica Bank     FED WH                 $ 3,220.57
                              FICA                     2,281.32
                              MEDICARE                   587.05
                              FUTA                        11.17
                              IN WH                       62.77
                              NE WH                      507.46
                              VA WH                       28.18
                              FL SUTA                     25.70
                              NE SUTA                     32.20
                                                     $ 6,756.45

10/10/97     Comerica Bank    FED WH                 $ 2,661.24
                              FICA                     1,819.99
                              MEDICARE                   479.15
                              FUTA                        11.37
                              IN WH                       62.77
                              NE WH                      298.85
                              VA WH                       28.18
                              FL SUTA                     27.09
                              NE SUTA                     32.20
                                                     $ 5,420.84

10/17/97     Comerica Bank    FED WH                 $ 2,588.28
                              FICA                     1,803.93
                              MEDICARE                   475.49
                              FUTA                        12.33
                              IN WH                       62.77
                              NE WH                      298.85
                              VA WH                       28.18
                              FL SUTA                     33.52
                              NE SUTA                     32.20
                                                     $ 5,335.55

10/24/97     Comerica Bank    FED WH                 $ 2,718.17
                              FICA                     1,886.40
                              MEDICARE                   494.72
                              FUTA                        14.79
                              IN WH                       62.77
                              NE WH                      298.85
                              VA WH                       28.18
                              FL SUTA                     50.17
                              NE SUTA                     32.20
                                                     $ 5,586.25

                          ATTACHMENT 6a
                        Monthly Tax Report

DEBTOR: Digital Products Corporation             Case #97-21987 BKC - RBR
Reporting Period Beginning:     10/1/97     and Ending:     10/31/97
TAXES PAID and ACCRUED DURING MONTH

Date        Bank              Description           Amount
10/31/97    Comerica Bank     FED WH                $ 4,208.91
                              FICA                    2,591.41
                              MEDICARE                  659.60
                              FUTA                       10.77
                              IN WH                      62.77
                              NE WH                     298.85
                              VA WH                     265.68
                              FL SUTA                    50.03
                              NE SUTA                    14.70
                                                    $ 8,162.72

                              TOTAL                 $31,261.81

                            ATTACHMENT 6b

DEBTOR: Digital Products Corporation               Case #97-21987 BKC - RBR
Report Period Beginning:          10/1/97     and Ending:     10/31/97

                           TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 10/31/97. Period: 2nd Quarter returns


Name of Taxing       Date Payment      Description               Amount
Authority            Due
Fed Taxes            10/08/97          Fed WH/Fica/Medicare     $ 6,088.97 Pd
Fed Taxes            10/16/97          Fed WH/Fica/Medicare       4,960.38 Pd
Fed Taxes            10/22/97          Fed WH/Fica/Medicare       4,867.70 Pd
Fed Taxes            10/29/97          Fed WH/Fica/Medicare       5,099.29 Pd
Fed Taxes            11/05/97          Fed WH/Fica/Medicare       7,459.92 Pd
FUTA                 01/31/98          Fed unemployment tax          60.43
IN WH                01/31/98          IN WH                        313.85
NE WH                01/31/98          NE WH                      1,702.86
VA WH                01/31/98          VA WH                        378.40
FL SUTA              01/31/98          FL unemployment              186.51
NE SUTA              01/31/98          NE unemployment              143.50

                             ATTACHMENT 7
             SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation      Case #97-21987 BKC - RBR

Report Period Beginning:          10/1/97     and Ending     10/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:     Title             Amount Paid     Travel Adv.
Richard Angulo       Pres/COO          $  9,230.75          -
Michael Luther       CEO/Chairman        11,538.50          -
Bryan Brown          CFO/Secy             7,692.30          -


                        PERSONNEL REPORT

                                             Full Time     Part Time
Number of employees at beginning of period          21          2
Number hired during the period                       3          -
Number converted to full time                        -          -
Number terminated during the period                  1          -
Number of employees on payroll at the end
   of period                                        22          2


                     CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier          Agent & Phone #    Policy #        Coverage       Expiration   Date
                                                    Type           Date         Premium
                                                                                Due
Riscorp of FL     Alexander & Alex  12924           WC              4/1/98      11/2/97
                  305-279-7870
VA Riscorp        Dade Underwriters 40076           WC              3/1/98      11/2/97
                  954-462-1304
Reliance Stand.   Mahoney & Asso.   LTD097814       LTD             8/1/97      11/2/97
Life Insurance    954-763-7971
Gotham Ins.       Seitlin Ins.      MM014842LP296   Comp. Gen'l     6/1/98      11/1/97
                  305-591-0090      Liability
Nat'l Union       Seitlin Ins.      BE9327676       Umbrella        6/1/98      11/1/97
 Fire Ins. Co.    305-591-0090      Liability
 of Pitt.
Pacific Ins.      Seitlin Ins.      ZG0008872       Property        5/1/98      11/1/97
 Co.              305-591-0090
Fidelity &        Seitlin Ins.      CCP0033867      Crime           5/1/98      11/1/97
 Dep.             305-591-0090
Mutual of         Midwest Emp. Ben. 266 MBPT        Health &       10/1/98      11/1/97
Omaha                                               Dental


                        ATTACHMENT 8

       SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD






























The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.